UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): October 18, 2018

LGI HOMES, INC. (Exact name of registrant as specified in its charter)

Delaware	001-36126	46-3088013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1450 Lake Robbins Drive, Suite 430, The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)
(281) 362-8998
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On October 18, 2018, LGI Homes, Inc. (the “Company”) entered into a Lender Acknowledgement Agreement dated as of October 18, 2018 (the “Agreement”) with Wells Fargo Bank, National Association, as an Increasing Lender (as defined below) and as administrative agent (the “Administrative Agent”), Fifth Third Bank, U.S. Bank National Association d/b/a Housing Capital Company, Bank of America, N.A., BMO Harris Bank N.A., Compass Bank, Flagstar Bank, FSB, Deutsche Bank AG New York Branch, ZB, N.A. dba Amegy Bank, Associated Bank, National Association, Academy Bank, N.A., and Sunflower Bank, N.A. (individually, and collectively, as the context may suggest or require, the “Increasing Lender”). Pursuant to the Agreement, the aggregate Revolving Commitments under the Company’s revolving credit facility increased from $450.0 million to $500.0 million in accordance with the accordion feature of that certain Third Amended and Restated Credit Agreement dated as of May 25, 2018, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of June 19, 2018, and as affected by that certain Letter Agreement dated as of July 16, 2018 (as so amended and supplemented, the “Credit Agreement”) by and among the Company, each of the financial institutions initially a signatory thereto, and the Administrative Agent. Unless otherwise defined in this Current Report on Form 8-K, capitalized terms used in this Current Report on Form 8-K shall have the meanings specified in the Credit Agreement.
In connection with the execution and delivery of the Agreement, each of the Company’s subsidiaries that is a party to the Third Amended and Restated Subsidiary Guaranty (i) consented to the execution and delivery of the Agreement and (ii) reaffirmed all of its respective obligations and covenants under the Third Amended and Restated Subsidiary Guaranty, the Third Amended and Restated Hazardous Materials Indemnity Agreement and each of the other Loan Documents to which such subsidiary is a party.
The description set forth above is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1
Lender Acknowledgement Agreement dated as of October 18, 2018 by and among LGI Homes, Inc., Wells Fargo Bank, National Association, as an Increasing Lender and as administrative agent, Fifth Third Bank, U.S. Bank National Association d/b/a Housing Capital Company, Bank of America, N.A., BMO Harris Bank N.A., Compass Bank, Flagstar Bank, FSB, Deutsche Bank AG New York Branch, ZB, N.A. dba Amegy Bank, Associated Bank, National Association, Academy Bank, N.A., and Sunflower Bank, N.A..

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2018
LGI HOMES, INC.

	By:	/s/ Eric Lipar
Eric Lipar
Chief Executive Officer and Chairman of the Board